UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934

Date of Report: August 15, 2002

INSIGHT ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1305 West Auto Drive, Tempe, Arizona	85284

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(480) 902-1001

Item 5. Other Events
Goodwill and other intangibles
Item 7a. Financial statements of business acquired.
CONDENSED COMBINED BALANCE SHEETS
CONDENSED COMBINED STATEMENTS OF INCOME
CONDENSED COMBINED STATEMENT OF RETAINED EARNINGS
CONDENSED COMBINED STATEMENTS OF CASH FLOWS
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES

Page

Item 5. Other Events

Goodwill and other intangibles	3

Item 7. Financial Statements and Exhibits

(a) Financial statements of business acquired

Comark, Inc. and Affiliates

Condensed Combined Balance Sheets – March 30, 2002 (unaudited) and December 29, 2001	4

Unaudited Condensed Combined Statements of Income – For the three months ended March 30, 2002 and March 31, 2001	5

Unaudited Condensed Combined Statement of Retained Earnings – For the three months ended March 30, 2002 and March 31, 2001	6

Unaudited Condensed Combined Statements of Cash Flows – For the three months ended March 30, 2002 and March 31, 2001	7

Notes to Unaudited Condensed Combined Financial Statements	8

(b) Pro forma financial information

Insight Enterprises, Inc. and subsidiaries

Unaudited Pro Forma Condensed Consolidated Financial Statements

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	9

Unaudited Pro Forma Condensed Consolidated Balance Sheet – March 31, 2002	10

Unaudited Pro Forma Condensed Consolidated Statement of Earnings – For the three months ended March 31, 2002	11

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	12

Item 5. Other Events

Goodwill and other intangibles

         The Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets” on January 1, 2002. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually. SFAS No. 142 also requires that intangible assets with definite useful lives be amortized over the respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 144.

         The Company’s goodwill balance of $108.7 million as of December 31, 2001 is in the Company’s direct marketing segment. Goodwill was tested for impairment as of January 1, 2002 and will be tested for impairment annually in the fourth quarter. As of January 1, 2002, there was no impairment of goodwill. The fair value of the direct marketing segment was estimated using a valuation based on a market approach, which takes into consideration market values of comparable publicly traded companies.

         Application of the provisions of SFAS No. 142 has affected the comparability of current period results of operations with prior periods because the goodwill in the direct marketing segment is no longer being amortized over a twenty-year period. Thus, the following “transitional” disclosures present net earnings and earnings per share “adjusted” as shown below:

	Years Ended December 31,

	2001	2000	1999	1998	1997

	(in thousands, except per share data)
Net earnings	$33,887	$56,672	$33,587	$20,450	$13,218

Add back: amortization of goodwill, net of taxes *	1,910	1,642	1,211	418	—

Adjusted net earnings	$35,797	$58,314	$34,798	$20,868	$13,218

Basic earnings per share	$0.82	$1.40	$0.87	$0.56	$0.38

Add back: amortization of goodwill, net of taxes *	0.05	0.04	0.03	0.01	—

Adjusted basic earnings per share	$0.87	$1.44	$0.90	$0.57	$0.38

Diluted earnings per share	$0.80	$1.35	$0.83	$0.54	$0.37

Add back: amortization of goodwill, net of taxes *	0.05	0.04	0.03	0.01	—

Adjusted diluted earnings per share	$0.85	$1.39	$0.86	$0.55	$0.38

*	Amortization of goodwill was non-deductible for tax purposes; therefore, the tax component of the adjustment for amortization of goodwill is $0.

Item 7a. Financial statements of business acquired.

COMARK, INC. AND AFFILIATES
CONDENSED COMBINED BALANCE SHEETS
(in thousands)

	March 30,	December 29,
	2002	2001

	(unaudited)
ASSETS

Current assets:

Cash and cash equivalents	$17,981	$—

Accounts receivable, net	147,758	155,115

Inventory, net	34,947	43,342

Prepaid expenses	2,700	2,091

Total current assets	203,386	200,548

Property and equipment, net	14,624	15,112

Other assets	43	43

	$218,053	$215,703

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:

Accounts payable	$104,900	$100,800

Accrued liabilities	11,610	19,020

Total current liabilities	116,510	119,820

Deferred compensation	2,977	2,890

Shareholders’ equity:

Common stock	8	8

Paid-in capital	5,202	5,202

Retained earnings	93,356	87,783

Total shareholders’ equity	98,566	92,993

	$218,053	$215,703

See accompanying notes to condensed combined financial statements.

COMARK, INC. AND AFFILIATES
CONDENSED COMBINED STATEMENTS OF INCOME
(in thousands)
(unaudited)

	Three Months Ended

	March 30,	March 31,
	2002	2001

Net sales	$345,859	$379,438

Cost of sales	312,390	349,267

Gross profit	33,469	30,171

Selling, general and administrative expenses	25,642	25,177

Income from operations	7,827	4,994

Non-operating expenses, net	127	1,115

Income before state income taxes	7,700	3,879

State income tax expense	150	70

Net income	$7,550	$3,809

See accompanying notes to condensed combined financial statements.

COMARK, INC. AND AFFILIATES
CONDENSED COMBINED STATEMENT OF RETAINED EARNINGS
(in thousands)
(unaudited)

Retained
Earnings

Balance at December 29, 2001	$87,783

Net income	7,550

Subchapter S distributions paid	(1,977)

Balance at March 30, 2002	$93,356

See accompanying notes to condensed combined financial statements.

COMARK, INC. AND AFFILIATES
CONDENSED COMBINED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended

	March 30,	March 31,
	2002	2001

Cash flows from operating activities:

Net income	$7,550	$3,809

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	1,206	1,310

Provision for losses on accounts receivable	534	456

Change in assets and liabilities:

Decrease in accounts receivable	6,823	41,689

Decrease in inventory	8,395	7,439

Increase in prepaid expenses	(609)	(591)

Decrease in other assets	—	73

Increase (decrease) in accounts payable	4,100	(38,405)

(Decrease) increase in accrued liabilities	(7,410)	12,283

Increase in deferred compensation	87	—

Net cash provided by operating activities	20,676	28,063

Cash flows from investing activities:

Purchases of property and equipment	(718)	(2,054)

Net cash used in investing activities	(718)	(2,054)

Cash flows from financing activities:

Net repayment under notes payable to bank	—	(22,900)

Subchapter S distributions paid	(1,977)	(3,109)

Net cash used in financing activities	(1,977)	(26,009)

Increase in cash and cash equivalents	17,981	—

Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$17,981	$—

See accompanying notes to condensed combined financial statements.

COMARK, INC. AND AFFILIATES
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
(unaudited)

1.	Basis of Presentation

         Effective April 19, 1994, Comark, Inc. spun-off in a non-cash distribution three separate companies: Comark Corporate Sales, Inc., Comark Government and Education sales, Inc., and W.C. Enterprises, Inc. (formerly known as USA Flex, Inc.). USA Fulfillment, Inc. was organized in 1996 and Comark Investments, Inc. was organized in 1998. On January 20, 2000, W.C. Enterprises, Inc. merged with Comark, Inc. in a non-cash transaction. Effective December 30, 2001, Comark Corporate Sales, Inc., Comark Government and Education Sales, Inc. and USA Fulfillment, Inc. became wholly-owned subsidiaries of Comark, Inc. Effective December 29, 2001, a new entity, 99% owned by Comark, Inc. and 1% owned by the shareholders of Comark, Inc. was also formed. This new entity, Comark Capital, LLC, was formed in a tax-free organization with all related assets and liabilities transferred from Comark, Inc. Comark Investments, Inc., formed in 1998, still remains a separate legal entity under common ownership with Comark, Inc. The accompanying financial statements combine the accounts of Comark, Inc. and Comark Investments, Inc., collectively referred to as “Comark”, due to common ownership.

         All significant intercompany balances and transactions have been eliminated. Comark reports on a 52-53 week year-end.

2.	Description of Business

         Comark sells brand-name computers, peripherals, networking products, software and accessories principally in the United States of America using a multi-channel distribution strategy. Comark sells, through a dedicated sales force, to corporate and institutional customers, federal and state governments and agencies, and value-added dealers.

3.	Notes Payable to Bank

         Comark currently has an extended credit agreement with a bank expiring May 15, 2002, which provides for a revolving line of credit whereby Comark may borrow $111,817,000. The line of credit bears interest, based on Comark’s option, at the bank’s corporate base rate, the swing line rate or the bank’s LIBOR-based rate (3.60%, 3.0% and 3.1255%, respectively at March 30, 2002). At March 30, 2002, no amounts were outstanding under the line of credit and $111,817,000 of additional borrowings were available. The credit facility is secured by substantially all of the assets of Comark. The credit facility contains various covenants, including the requirement that Comark maintain a specific dollar amount of tangible net worth and certain leverage and interest coverage ratios. On April 25, 2002, Comark signed a new credit agreement. (see Note 4.)

         Additionally, Comark has an inventory-based line of credit, which allows Comark to borrow the lesser of $15,000,000 or 60% of eligible inventory. The line bears interest at 3.1255% and is collateralized by certain inventory. There was no availability or outstanding balance on the line of credit at March 30, 2002.

4.	Subsequent Events

         On April 25, 2002, Comark entered into a Stock Purchase Agreement to sell Comark to Insight Enterprises, Inc.

         Effective February 1, 1999, Comark adopted the Comark, Inc. Long-Term Incentive Plan that provides long-term incentive awards to certain employees of Comark. Amounts granted to employees are determined annually at the sole discretion of the board of directors and vest in 20% increments over a 5-year period. Employees are eligible to receive their yearly awards upon full vesting, and in certain instances, may receive the vested portion of their account upon termination. In addition, Comark has entered into employment contracts with certain employees, which provide for deferred compensation measured by the value of Comark and a portion of which is earned and vested over periods ending in 2004. Accelerated vesting of the deferred compensation can be triggered only upon certain events including a change in control. The sale of Comark to Insight Enterprises, Inc. triggered the change of control provisions under the Comark, Inc. Long-term Incentive Plan and under certain employment contracts, resulting in accelerated incentive compensation payments totaling $7,376,371.

         On April 25, 2002, Comark signed a new credit agreement extending the existing credit agreement to April 23, 2003, at a maximum credit amount of $100,000,000. As part of the credit agreement, $50,000,000 was immediately borrowed against the facility and loaned to Insight Enterprises, Inc. as an additional source of funds for its acquisition of Comark.

Item 7b. Pro forma financial information.

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
INTRODUCTION TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2002

On April 25, 2002, Insight Enterprises, Inc. (“the Company”) acquired all of the outstanding stock of Comark, Inc. and Comark Investments, Inc. (collectively, “Comark”). The purchase price was paid by delivery of $100,000,000 in cash and 2,306,964 shares of Insight Enterprises, Inc. common stock valued at $50,000,000. The original purchase price of $150,000,000 has subsequently been reduced by $780,388 due to Comark not meeting the minimum net book value requirement of $85,500,000 on the date of acquisition. The reduction in the purchase price will be refunded in cash.

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002 assumes the completion of the Company’s acquisition of Comark as of March 31, 2002. The Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the three months ended March 31, 2002 gives effect to the business combination involving the Company and Comark as if the combination occurred on January 1, 2002.

The following unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to present the consolidated financial position or consolidated results of operations of Insight Enterprises, Inc. and Comark had the acquisition and the other events assumed therein occurred on the dates specified, nor is it necessarily indicative of the results of operations as they may be in the future or as they may have been had the acquisition and such other events been consummated on the dates shown. The Unaudited Pro Forma Condensed Consolidated Financial Statements are based on certain assumptions and adjustments described in the related Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements and should be read in conjunction with the Stock Purchase Agreement, the unaudited historical consolidated financial statements and related notes thereto of Insight Enterprises, Inc., included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2002 and the unaudited historical condensed combined financial statements and related notes thereto of Comark, Inc. and Affiliates for the three months ended March 30, 2002, included in Item 7(a) of this Form 8-K.

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2002
(in thousands)

	Insight
	Enterprises,	Comark,	Pro Forma
	Inc. and	Inc. and	Adjustments		Pro Forma
ASSETS	subsidiaries	affiliates	(Note 2)		As Adjusted

Current assets:

Cash and cash equivalents	$62,006	$17,981	$—		$79,987

Accounts receivable, net	307,356	147,758	—		455,114

Inventories, net	32,795	34,947	—		67,742

Prepaid expenses and other current assets	9,069	2,700	1,400	(a)	13,169

Total current assets	411,226	203,386	1,400		616,012

Property and equipment, net	104,174	14,624	(15	)(b)	118,783

Goodwill, net	106,730	—	56,840	(c)	163,570

Other assets	71	43	—		114

	$622,201	$218,053	$58,226		$898,479

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Current portion of long-term debt and capital leases	$3,041	$—	$—		$3,041

Lines of credit	32,737	—	99,220	(d)	131,957

Accounts payable	197,549	104,900	—		302,449

Accrued expenses and other current liabilities	31,782	11,610	3,172	(e)	46,564

Deferred compensation	—	—	7,376	(f)	7,376

Total current liabilities	265,109	116,510	109,769		491,387

Deferred compensation	—	2,977	(2,977	)(f)	—

Long-term debt and capital leases, less current portion	14,901	—	—		14,901

	280,010	119,487	106,792		506,288

Stockholders’ equity:

Preferred stock	—	—	—		—

Common stock	434	8	15	(g)	457

Additional paid-in capital	182,599	5,202	44,775	(g)	232,576

Retained earnings	186,353	93,356	(93,356	)(g)	186,353

Accumulated other comprehensive income – foreign currency translation adjustment	(3,886)	—	—		(3,886)

Treasury stock	(23,309)	—	—		(23,309)

Total stockholders’ equity	342,191	98,566	(48,566)		392,191

	$622,201	$218,053	$58,226		$898,479

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
THREE MONTHS ENDED MARCH 31, 2001
(in thousands, except per share amounts)

	Insight		Pro Forma
	Enterprises, Inc.	Comark, Inc.	Adjustments		Pro Forma
	and subsidiaries	and affiliates	(Note 2)		as Adjusted

Net sales	$527,963	$345,859	$(11,566	)(h)	$862,256

Cost of goods sold	462,393	312,390	(11,251	)(h)	763,532

Gross profit	65,570	33,469	(315)		98,724

Operating expenses:

Selling and administrative expenses	45,732	25,642	—		71,374

Amortization	—	—	467	(i)	467

Earnings from operations	19,838	7,827	(782)		26,883

Non-operating expense, net	797	127	864	(j)	1,788

Earnings before income taxes	19,041	7,700	(1,646)		25,095

Income tax expense	6,976	150	2,180	(k)	9,306

Net earnings	$12,065	$7,550	$(3,826)		$15,789

Earnings per share:

Basic	$0.29	$—	$—		$0.35

Diluted	$0.28	$—	$—		$0.34

Shares used in per share calculation:

Basic	42,173	—	2,307		44,480

Diluted	43,620	—	2,307		45,927

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2002

(1) General Information

The Unaudited Pro Forma Condensed Consolidated Financial Statements reflect the payment of $100,000,000 in cash and the issuance of 2,306,964 shares of Insight Enterprises, Inc. common stock valued at $50,000,000, subject to adjustments for: (i) an $85,500,000 minimum net book value requirement for Comark as of April 25, 2002; and (ii) certain contingent cash payments of up $3,600,000 based on the post-closing performance of Comark, Inc. and affiliates (“Comark”) during the period from April 25, 2002 through December 31, 2003. The original purchase price of $150,000,000 has subsequently been reduced by $780,388 due to Comark not meeting the minimum net book value requirement of $85,500,000 on the date of acquisition. The reduction in the purchase price will be refunded in cash. The acquisition has been recorded as a purchase transaction in accordance with accounting principles generally accepted in the United States of America and accordingly Comark’s assets and liabilities are recorded at their estimated fair values at the date of the acquisition.

         For pro forma purposes, the purchase price has been allocated to the assets acquired and liabilities assumed as follows (in thousands):

Purchase price paid as:

Borrowings on lines of credit		$99,220

Common stock		23

Additional paid-in capital		49,977

Acquisition costs		3,172

Total purchase price		152,392

Fair value of net assets acquired:

Current assets	$203,386

Intangible assets – trade name	1,400

Property and equipment	14,609

Other assets	43

Current liabilities	(123,886)

Total fair value of net assets acquired		95,552

Excess purchase price over fair value of net assets acquired (goodwill)		$56,840

(2) Pro forma Adjustments

         The unaudited pro forma condensed consolidated financial statements reflect the acquisition and give effect to the following adjustments:

(a)	To reflect the preliminary fair market value of identifiable intangibles.

(b)	To reflect the decrease in fixed assets to reflect fair market value.

(c)	To reflect the excess purchase price over the estimated fair value of net assets acquired (goodwill).

(d)	To reflect the borrowings on lines of credit to finance the cash portion of the purchase price.

(e)	To reflect direct acquisition costs and severance costs of Comark employees.

(f)	To reflect the increase in amount and reclassification to current liabilities for the accelerated vesting of deferred compensation due to the acquisition.

(g)	To reflect the elimination of the stockholders’ equity accounts of Comark and to reflect the issuance of Insight Enterprises, Inc. common stock as partial consideration for the purchase.

(h)	To reflect the elimination of sales and cost of sales for historical sales between Comark and Insight Enterprises, Inc.

(i)	To reflect amortization of identifiable intangibles.

(j)	To reflect the increase in interest expense resulting from the borrowings on lines of credit to finance the cash portion of the purchase price. The interest rate is assumed to be a blended rate of 3.48 percent. A change of 1/8 percent in the interest rate would result in a change in interest expense and net earnings of $31,000 and $19,000, respectively, for the three-month period.

(k)	To reflect the income tax effect of pro forma adjustments and to reflect income taxes on historical net earnings of Comark at an effective rate of 38.49 percent.

The pro forma adjustments are based on the information and assumptions available as of the date of this Form 8-K. The unaudited pro forma condensed consolidated financial statements do not give effect to any cost savings or synergies that may result from the integration of the operations of Comark and Insight Enterprises, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2002	/s/ Stanley Laybourne

Stanley Laybourne Chief Financial Officer, Secretary and Treasurer